AMENDED PROSPECTUS SUPPLEMENT
                                       for
                           VARIABLE ANNUITY CONTRACTS
                                    issued by
                               Variable Account I
                                       and
                           AIG LIFE INSURANCE COMPANY
                                 One Alico Plaza
                                 600 King Street
                           Wilmington, Delaware 19801

                             Dated December 6, 1999


Amended Supplement to the Prospectus for Variable Annuity Contracts dated May 1, 1999 issued by Variable Account I and AIG Life Insurance Company in the states of Washington and Oregon.

Throughout this prospectus delete all references to the Guaranteed Account and the guarantee period. The Guaranteed Account is not available in the states of Washington and Oregon.

Amend the headings indicated, as follows:

Highlights

Change the 11th paragraph to read, "The Owner may return the Contract within ten
(10) days (the "Right to Examine Contract Period") after it is received by returning it to the Company's Administrative Office. It can be mailed or delivered to either Us or Our agent. Return of this contract by mail is effective as of the date of its postmark, properly addressed and postage pre-paid. The returned contract will be treated as if We had never issued it. We will promptly refund the full premium paid for the Contract."

Deduction for State Premium Taxes

Premium taxes do not apply to contracts issued in the states of Washington and Oregon.


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Deduction for Surrender Charge

                                                 Surrender
                                              Charge Percentage

         Premium Year 0                              6%
         Premium Year 1                              6%
         Premium Year 2                              5%
         Premium Year 3                              4%
         Premium Year 4                              3%
         Premium Year 5                              2%
         Premium Year 6                              1%
         Premium Year 7                              0%




                        DISTRIBUTIONS UNDER THE CONTRACT

Withdrawals

Change the second paragraph to read, "We reserve the right to consider any withdrawal request that would reduce the Value of the Accumulation Account to less than $2,500 to be a request for surrender. In this event, Surrender Value will be paid to You and the Contract will terminate."

Surrender

Change first sentence to read, "On or before the Annuity Date you may surrender the Contract Value for the Surrender Value by withdrawing the entire Contract Value."

This Supplement pertains to the prospectus dated May 1, 1999 and all subsequent amendments.